EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Michael D. Mangan and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto.


/s/NOLAN D. ARCHIBALD           Director, Chairman,            February 10, 2000
------------------------             President and Chief
Nolan D. Archibald                   Executive Officer
                                     (Principal Executive
                                     Officer)


/s/NORMAN R. AUGUSTINE          Director                       February 10, 2000
------------------------
Norman R. Augustine


/s/BARBARA L. BOWLES            Director                       February 10, 2000
------------------------
Barbara L. Bowles


/s/MALCOLM CANDLISH             Director                       February 10, 2000
------------------------
Malcolm Candlish


/s/ALONZO G. DECKER, JR.        Director                       February 10, 2000
------------------------
Alonzo G. Decker, Jr.


/s/MANUEL A. FERNANDEZ          Director                       February 10, 2000
------------------------
Manuel A. Fernadez


/s/ANTHONY LUISO                Director                       February 10, 2000
------------------------
Anthony Luiso


/s/MARK H. WILLES               Director                       February 10, 2000
------------------------
Mark H. Willes


/s/MICHAEL D. MANGAN            Senior Vice President          February 10, 2000
------------------------             and Chief Financial
Michael D. Mangan                    Officer (Principal
                                     Financial Officer)


/s/STEPHEN F. REEVES            Vice President - Finance       February 10, 2000
------------------------             and Strategic Planning
Stephen F. Reeves                    (Principal Accounting
                                     Officer)